Heritage Oaks Bancorp

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Investor Presentation

July 2007

Certain statements in this presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", and "expects", and words of similar import, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company's business, and other factors referenced in the Company's filings with the SEC and this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

This material may be deemed to be solicitation material in respect of the proposed transaction between Heritage Oaks Bancorp and Business First National Bank pursuant to an Agreement to Merge and Plan of Reorganization, dated as of May 29, 2007 by and among Heritage Oaks Bancorp and Business First National Bank (the "Agreement"). The material will be filed in connection with Rule 165 and 425 promulgated by the Securities and Exchange Commission ("SEC").

In connection with the proposed transaction, Heritage Oaks Bancorp will file with the SEC a registration statement on SEC Form S-4. The registration statement will contain a proxy statement/prospectus which will describe the proposed transaction and its proposed terms and conditions. Shareholders are encouraged to read the registration material and proxy statement/prospectus before making any voting or investment decisions because these documents will contain important information about the transaction. A definitive proxy statement will be sent to the shareholders of Business First National Bank seeking required shareholder approval. A copy of the Agreement was filed with the SEC as an exhibit to Heritage Oaks Bancorp's 8-K, a separate filing from the Form S-4. The registration statement, the Form 8-K and all other documents filed with the SEC in connection with the transaction will be available for free when filed, both on the SEC's web-site (www.sec.gov) or by contacting Tana Eade, Vice President and Investor Relations Officer, Heritage Oaks Bancorp, 545 Twelfth Street, Paso Robles, California 93446. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on Heritage Oaks Bancorp's web-site: www.heritageoaksbancorp.com. Heritage Oaks Bancorp posts these reports to its web-site as soon as reasonably practicable after filing them with the SEC. None of the information on or hyper-linked from Heritage Oaks Bancorp's web-site is incorporated into this material.

Company Overview

- The Leading community bank on California's Central Coast
- Headquartered in Paso Robles, CA with $590 million in assets as of June 30, 2007
- Growth YTD in 2007:
  - Total Assets 8.9%
  - Net Loans 3.3%
  - **Deposits 16.3%**
- Covering the growing markets of San Luis Obispo and Northern Santa Barbara Counties

Heritage is Focused on Building Core Deposit Relationships

Current Market Areas: 12 Branch Locations



Napa
Davis
San Francisco
Lodi
Antioch
Manteca
Pacifica
Turlock
Merced
Santa Cruz
Madera
Clovis
Visalia
Tulare
Porterville
Bakersfield
Palmdale
Yucaipa
Culver City
Hemet
Temecula
Carlsbad
Copyright (C) 2007 SNL Financial LC. All rights reserved
0
125mi

Halfway between San Francisco and Los Angeles on US101 and on the main Hwy 46 corridor to the coast from rapidly growing Fresno and Bakersfield

Within 3 hours driving time of approximately 20 million people

Heritage is Centrally Located

Pending Acquisition

- On May 29, 2007, Heritage Oaks entered into a Definitive Agreement to acquire Business First National Bank in Santa Barbara, California.

- This will expand the Company's footprint south giving Heritage a total of five branches in Santa Barbara County.

- This acquisition is expected to close early in the 4th quarter 2007 and to be accretive in 2008.

Heritage is Expanding the Existing Market

Distinct Market Areas

- Northern San Luis Obispo County – Four Branches
  Paso Robles (2) , Atascadero and Templeton

- San Luis Obispo City - Two Branches
  City of San Luis Obispo

- Coastal Area – Three Branches
  Arroyo Grande, Cambria and Morro Bay

- Northern Santa Barbara County- Three Branches
  Santa Maria (2), Orcutt

Heritage is Capitalizing on Market Diversity and Poised for Growth

Northern SLO County

Paso Robles, Atascadero and Templeton







The local real estate market in Paso Robles and surrounding locales is incredibly diverse and includes new home subdivisions, vineyards, ranches, wine country estates, horse friendly properties, and lake front properties with views of our beautiful Lake Nacimiento and Lake San Antonio.

A Pocket of "Relatively" Affordable Housing in a Growing Market

City of San Luis Obispo







Cal Poly University-Tops in the Nation and Ca State University System

Coastal Area

Arroyo Grande, Cambria and Morro Bay









Some of the Finest and Most Underdeveloped and Accessible Coastline Left in California

Northern Santa Barbara County

Santa Maria and Orcutt







The area's stable economic base includes agriculture, transportation, oil, tourism, electronic manufacturing, and the government installation at nearby Vandenberg Air Force Base

Santa Maria is the Largest City in the Central Coast Region

City of Santa Barbara

Business First National Bank Acquisition









Santa Barbara is host to a myriad of diverse businesses and the campus of the University of California at Santa Barbara.

Santa Barbara is referred to as the American Riviera.

Deposit Market Share (June 1999 vs. June 2006)

San Luis Obispo County

June 1999 Rank	Institution	Deposit Market Share	Pro Forma	June 2006 Rank	Institution	Deposit Market Share
1	Mid-State Bank	24.1%		1	Rabobank**	20.7%
2	Washington Mutual	21.6%		2	Washington Mutual	16.4%
3	Bank of America	19.3%		3	Bank of America	15.1%
4	First Bank of San Luis Obispo	5.5%		4	Wells Fargo Bank	8.5%
5	Wells Fargo Bank	5.5%		**5**	**Heritage Oaks Bank**	**7.9%**
6	California Federal Bank	4.6%		6	Pacific Capital Bank**	4.6%
7	**Heritage Oaks Bank***	**4.5%**	**5.7%**	7	Santa Lucia Bank	4.5%
8	Los Padres Bank	4.1%		8	San Luis Trust Bank	4.1%
9	Santa Lucia Bank	3.7%		9	Downey Savings & Loan	3.9%
10	Coast National Bank	2.7%		10	Los Padres Bank	3.8%
11	Union Bank of California	2.0%		11	Coast National Bank	3.7%
12	Westamerica Bank	1.2%		12	Mission Community Bank	2.7%
13	Mission Community Bank	1.0%		13	Citibank**	1.7%
14	San Luis Trust Bank	0.2%		14	Union Bank of California	1.4%

*Heritage Oaks acquired Westamerica's in-market branches

**Rabobank acquired Mid-State Bank; Pacific Capital Bank acquired First Bank; Citibank acquired California Federal

Source: SNL Securities and FDIC

Heritage has Achieved Growth in a Competitive Environment

Heritage Oaks Bancorp
Expect More

2007 Financial Highlights

Compared to June 2006 results

- Net income increased 8% to $1.8 million
- Net interest margin was 5.56%
- Return on average equity was 13.8% and return on average assets was 1.25%
- Total Deposits increased **13.7%** to $490 million
- Net loans increased **17.6%** to $454 million
- Non-performing loans were just 0.12% of total net loans

Heritage Oaks, Earning the Respect of Our Community, Clients, Employees and Shareholders Alike

Balance Sheet Growth ($ in millions)


Assets CAGR
20.3%
2001-2006
$500
$400
$300
$200
$100
$0

	2001	2002	2003	2004	2005	2006	Jun-07
Loans	$156	$187	$274	$335	$363	$439	$454
Deposits	$196	$264	$366	$370	$418	$421	$489
Assets	$215	$337	$442	$448	$489	$542	$590

Heritage Oaks Bancorp
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Loan Portfolio at June 30 2007

Loans		Balance	% of Total
Variable-Daily	$	188,635	41%
Variable Other than Daily		202,473	44%
Fixed		68,871	15%
Total Gross Loans	$	459,979	100%
Non-Performing Loans	$	555	
% Gross Loans		0.12%	



Consumer 1%
Equity HELOC 2%
Multifamily 1%
Commercial 21%
Construction 22%
Commercial RE 53%

Net C/O % Average Loans



0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.44%
0.01%
0.12%
-0.03%
0.10%
0.08%
0.02%
0.10%
-0.01%
1999
2000
2001
2002
2003
2004
2005
2006
Jun-07

Prime-Based Lending Contributes to an Asset Sensitive Balance Sheet

Heritage Oaks Bancorp
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Loan Portfolio Breakout

June 30, 2007

Construction / Land



SFR
8%
SFR
Spec
11%
Land
23%
Owner
Occ
25%
Other
33%
SFR SFR Spec Land Owner Occ Other

Commercial RE



Farmland
5%
Comml
Industrial
15%
Retail
20%
Professional
18%
Hospitality
19%
Other
23%
Farmland Comml/Industr Retail
Professional Hospitality Other

Diversity in Real Estate Based Lending

Deposit Mix at June 30, 2007



Favorable Margins
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	2001	2002	2003	2004	2005	2006	Jun-07
Prime Rate	4.75%	4.25%	4.00%	5.25%	7.25%	8.25%	8.25%
Yield EA	8.43%	6.45%	5.95%	5.95%	6.93%	7.99%	8.29%
COF	1.96%	1.38%	1.09%	0.82%	1.15%	2.06%	2.75%
Net Int Margin	6.43%	5.04%	4.82%	5.10%	5.78%	5.94%	5.56%



Deposit Growth
(dollars in thousands)
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2001
2002
2003
2004
2005
2006
Jun-07
Demand
NOW
MMDA/Savings
CD's



71% of Deposits are Low-Cost
CDs >100
9%
CDs <100
20%
Demand
31%
Money
Market/Savings
28%
NOW
12%

1.14% Average Cost of Deposits for Q2 2007

Heritage Oaks Bancorp
Expect More

Net Income

(dollars in thousands)


23.2%
CAGR
2001-2006
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,346
$2,739
$3,596
$4,584
$6,637
$6,662
$3,311
2001
2002
2003
2004
2005
2006
Jun-07

Diluted EPS


17.0%
CAGR
2001-2006
$1.50
$1.00
$0.50
$0.00
$0.46
$0.52
$0.67
$0.71
$1.01
$1.01
$1.01
2001
2002
2003
2004
2005
2006
Jun-07

Efficiency Ratio


85%
80%
75%
70%
65%
60%
55%
50%
74.2%
72.5%
69.2%
67.1%
68.9%
62.0%
65.5%
64.3%
2000
2001
2002
2003
2004
2005
2006
Jun-07

Heritage Oaks has Delivered Shareholder Value through Performance

Market Capitalization and Stock Price

(Adj. for Stock Dividend Activity)

(dollars in thousands)

At December 31


$135,000
$120,000
$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$33,096
$31,372
$64,881
$79,413
$127,756
$109,082
$115,716
2001
2002
2003
2004
2005
2006
Jun-07

26.9% CAGR 2001-2006


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$6.93
$6.71
$10.58
$13.21
$20.50
$17.19
$18.05
2001
2002
2003
2004
2005
2006
Jun-07

21.1% CAGR 2001-2006

Growth in Earnings has Resulted in Shareholder Value